                                                                   EXHIBIT 99.02

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

               -------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-4
               -------------------------------------------------

                 Monthly Period:                  11/1/00 to
                                                  11/30/00
                 Distribution Date:               12/15/00
                 Transfer Date:                   12/14/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1. The total amount of the distribution to
        Certificateholders on the Distribution Date per
        $1,000 original certificate principal amount
                                                             Class A                                           $89.16250
                                                             Class B                                           $ 6.00417
                                                             CIA                                               $83.44502
                                                                                                               ---------
                                                             Total (Weighted Avg.)                             $83.18546

     2. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                                                             Class A                                           $5.82917
                                                             Class B                                           $6.00417
                                                             CIA                                               $6.13021
                                                                                                               --------
                                                             Total (Weighted Avg.)                             $5.87065

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-4
Page 2

     3.   The amount of the distribution set forth in paragraph 1
          above in respect of principal on the Certificates, per
          $1,000 original certificate principal amount
                                                                 Class A                                       $83.33333
                                                                 Class B                                       $ 0.00000
                                                                 CIA                                           $77.31481
                                                                                                               ---------
                                                                 Total (Weighted Avg.)                         $77.31481

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Allocation of Principal Receivables.
          -----------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period
          which were allocated in respect of the Certificates
                                                                 Class A                                 $ 97,323,666.94
                                                                 Class B                                 $  7,583,339.17
                                                                 CIA                                     $ 11,642,841.89
                                                                                                         ---------------
                                                                 Total                                   $116,549,848.00

     2.   Allocation of Finance Charge Receivables
          ----------------------------------------

          (a1) The aggregate amount of Allocations of Finance
               Charge Receivables processed during the Monthly
               Period which were allocated in respect of the
               Certificates
                                                                 Class A                                  $10,855,690.00
                                                                 Class B                                  $   845,861.74
                                                                 CIA                                      $ 1,298,666.17
                                                                                                          --------------
                                                                 Total                                    $13,000,217.91

     3.   Principal Receivable / Investor Percentages
          -------------------------------------------

          (a)  The aggregate amount of Principal Receivables in
               the Trust as of the last day of the Monthly Period                                     $36,170,476,490.56

          (b)  Invested Amount as of the last day of the preceding
               month
                                                                 Class A                                 $726,450,000.00
                                                                 Class B                                 $ 56,550,000.00
                                                                 CIA                                     $ 87,000,000.00
                                                                                                         ---------------
                                                                 Total                                   $870,000,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-4
Page 3

          (c)  The Floating Allocation Percentage: The Invested
               Amount set forth in paragraph 3(b) above as a
               percentage of the aggregate amount of Principal
               Receivables as of the Record Date set forth in
               paragraph 3(a) above
                                                                 Class A                                          2.008%
                                                                 Class B                                          0.156%
                                                                 CIA                                              0.241%
                                                                                                                  ------
                                                                 Total                                            2.405%

          (d)  During the Amortization Period: The Invested Amount
               as of 10/31/00 (the last day of the Revolving Period)
                                                                 Class A                                 $726,450,000.00
                                                                 Class B                                 $ 56,550,000.00
                                                                 CIA                                     $ 87,000,000.00
                                                                                                         ---------------
                                                                 Total                                   $870,000,000.00

          (e)  The Fixed/Floating Allocation Percentage: The Invested
               Amount set forth in paragraph 3(d) above as a
               percentage of the aggregate amount of Principal
               Receivables set forth in paragraph 3(a) above
                                                                 Class A                                          2.008%
                                                                 Class B                                          0.156%
                                                                 CIA                                              0.241%
                                                                                                                  ------
                                                                 Total                                            2.405%

     4.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a) 35 - 64 days                                                                             $  528,176,436.37
          (b) 65 - 94 days                                                                             $  351,422,564.53
          (c) 95 - 124 days                                                                            $  280,991,856.22
          (d) 125 - 154 days                                                                           $  219,710,308.05
          (e) 155 - 184 days                                                                           $  182,086,687.32
          (f) 185 or more days                                                                         $            0.00
                                                                 Total                                 $1,562,387,852.49

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-4
Page 4

     5.   Monthly Investor Default Amount.
          -------------------------------

          (a)  The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible during the
               Monthly Period allocable to the Invested Amount
               (the aggregate "Investor Default Amount")
                                                                 Class A                                   $3,332,673.63
                                                                 Class B                                   $  259,671.77
                                                                 CIA                                       $  398,606.47
                                                                                                           -------------
                                                                 Total                                     $3,990,951.87

          (b)  The amount set forth in paragaraph 5(a) above in
               respect of the Monthly Investor Default Amount, per
               original $ 1,000 interest
                                                                 Class A                                           $4.59
                                                                 Class B                                           $4.59
                                                                 CIA                                               $4.58
                                                                                                                   -----
                                                                 Total                                             $4.59

     6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          ----------------------------------------------------

          (a)  The aggregate amount of Class A Investor Charge-
               Offs and the reductions in the Class B Invested
               Amount and the CIA
                                                                 Class A                                           $0.00
                                                                 Class B                                           $0.00
                                                                 CIA                                               $0.00
                                                                                                                   -----
                                                                 Total                                             $0.00

          (b)  The amounts set forth in paragraph 6(a) above, per
               $1,000 original certificate principal amount (which
               will have the effect of reducing, pro rata, the
               amount of each Certificateholder's investment)
                                                                 Class A                                           $0.00
                                                                 Class B                                           $0.00
                                                                 CIA                                               $0.00
                                                                                                                   -----
                                                                 Total                                             $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-4
Page 5

          (c)  The aggregate amount of Class A Investor Charge-
               Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                                                 Class A                                           $0.00
                                                                 Class B                                           $0.00
                                                                 CIA                                               $0.00
                                                                                                                   -----
                                                                 Total                                             $0.00

          (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                                                 Class A                                           $0.00
                                                                 Class B                                           $0.00
                                                                 CIA                                               $0.00
                                                                                                                   -----
                                                                 Total                                             $0.00

     7.   Investor Servicing Fee
          ----------------------
          (a)  The amount of the Investor Monthly Servicing Fee
               payable by the Trust to the Servicer for the
               Monthly Period

                                                                 Class A                                   $  908,062.50
                                                                 Class B                                   $   70,687.50
                                                                 CIA                                       $  108,750.00
                                                                                                           -------------
                                                                 Total                                     $1,087,500.00

          (b) The amount set forth in paragraph 7(a) above, per $ 1,000 interest

                                                                 Class A                                     $1.25000000
                                                                 Class B                                     $1.25000000
                                                                 CIA                                         $1.25000000
                                                                                                             -----------
                                                                 Total                                       $1.25000000


     8.   Reallocated Principal Collections
          ---------------------------------
               The amount of Reallocated CIA
               and Class B Principal Collections applied in respect
               of Interest Shortfalls, Investor Default Amounts or Investor
               Charge-Offs for the prior month.

                                                                 Class B                                           $0.00
                                                                 CIA                                               $0.00
                                                                                                                   -----
                                                                 Total                                             $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-4
Page 6

     9.   Collateral Invested Amount
          (a)  The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date after
               giving effect to withdrawals, deposits and payments to
               be made in respect of the preceding month                                                  $80,273,611.11

          (b)  The Required CIA Invested Amount as of the
               close of business on the related Distribution Date after
               giving effect to withdrawals, deposits and payments to
               be made in respect of the preceding month                                                  $80,273,611.11

     10.  The Pool Factor
          ---------------
               The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date).  The amount of a Certificateholder's pro rata share of the
               Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                                 Class A                                      0.91666667
                                                                 Class B                                      1.00000000
                                                                 Total                                        0.92268519

     11.  The Portfolio Yield
          -------------------
               The Portfolio Yield for the related Monthly Period                                                 12.43%

     12.  The Base Rate
          -------------
               The Base Rate for the related Monthly Period                                                        9.01%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page




                              First USA Bank, National Association
                              as Servicer



                              By:  /s/ Tracie H. Klein
                                  --------------------------------
                                   Tracie H. Klein
                                   First Vice President